UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Polomar Health Services, Inc.

(Name of registrant in its charter)

Nevada	000-56555	86-1006313
(State or jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10940 Wilshire Boulevard, Suite 1500

Los Angeles, CA 90024

(Address of principal executive offices)

212-245-3413

(Registrant’s telephone number)

Trustfeed Corp.

10940 Wilshire Boulevard, Suite 705

Los Angeles, CA 90024

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A is being filed by Polomar Health Services, Inc., formerly known as Trustfeed Corp., a Nevada corporation (the “Company,” “we,” “us,” or “our”), to amend the Current Report on Form 8-K we filed on October 4, 2024, as amended on October 25, 2024 (as so amended, the “Original Report”) to provide disclosures required by Items 1.01 and 2.03 of Form 8-K that were inadvertently omitted from the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth in Item 2.03 below is incorporated herein by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2024, as a result of the Company’s completion of its acquisition of Polomar Specialty Pharmacy, LLC, a Florida limited liability company (“Polomar”), whereby, among other things, the Company acquired 100% of Polomar in exchange for the issuance of shares of the Company’s common stock, and Polomar became the wholly-owned subsidiary of the Company, the Company assumed all of Polomar’s indebtedness and other liabilities. As of June 30, 2024, Polomar had total liabilities of approximately $576,000, including accounts payable of approximately $56,000, liabilities under an operating lease of approximately $65,000, and undocumented short-term debt due related parties of approximately $454,000 (the “Related Party Debt”).

On August 13, 2024, to memorialize the Related Party Debt, Reprise Management, Inc., a California corporation affiliated with CWR 1, LLC (“Reprise”), entered into an unsecured promissory note with Polomar (the “Polomar Note”), pursuant to which Polomar could borrow up to an aggregate principal amount of $700,000. The Polomar Note bears 12% per annum, simple interest up to and through December 31, 2024 (the “Initial Period”). After the Initial Period and up to and including the date on which the Polomar Note is paid in full, the interest rate shall be equal to 15% per annum, simple interest. Interest shall accrue on a quarterly basis and shall be due and payable on the maturity date, which is July 31, 2025. The unpaid principal balance of the Polomar Note, together with all accrued and unpaid interest, fees and other amounts due thereunder, shall be due and payable in full on the maturity date. As of September 30, 2024, there was $633,430, including accrued interest, outstanding on the Polomar Note. On November 8, 2024, the Polomar Note was amended to delete the requirement in the Polomar Note that warrants were to be issued to Reprise as part of the loan evidenced by the Polomar Note (the “Amendment”).

The foregoing summary of the Polomar Note and the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note and the Amendment.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number	Description of Document
2.1	Contribution Agreement, dated September 14, 2021 (3)
2.2	Agreement and Plan of Merger and Reorganization, dated June 28, 2024, by and among Trustfeed Corp., Polomar Acquisition, L.L.C. and Polomar Specialty Pharmacy, LLC (5)
3.1	Articles of Incorporation, dated September 14, 2000 (1)
3.2	Certificate of Amendment, dated July 24, 2003 (1)
3.3	Certificate of Change, dated April 27, 2010 (2)
3.4	Certificate of Amendment, dated May 3, 2011 (3)
3.5	Certificate of Amendment, dated March 6, 2019 (3)
3.6	Certificate of Amendment, September 23, 2021 (3)
3.7	Certificate of Change, September 23, 2021 (3)
3.8	Certificate of Amendment, dated November 7, 2022 (3)
3.9	Amended and Restated Articles of Incorporation, dated October 10, 2024 (9)
4.2	Bylaws (1)
10.1*	Professional Services Agreement, dated March 21, 2024, by and among Trustfeed Corp., Terrence M. Tierney and Profesco, Inc.(4)
10.2	Know How and Patent License Agreement, dated as of June 29, 2024, between Trustfeed Corp. and Pinata Holdings, Inc.(6)
10.3	Promissory Note and Loan Agreement (7)
10.4*	2024 Equity and Incentive Compensation Plan (8)
14.1	Code of Ethics (3)
21.1+	Subsidiaries of the Registrant
23.1+	Consent of Auditors
99.1+	Audited Financial Statements of Polomar
99.2+	Unaudited Interim Financial Statements of Polomar
99.3+	Unaudited Pro Forma Financial Statements
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Indicates management contract or compensatory plan or arrangement
+	Previously filed
(1)	Incorporated by reference to Registration Statement on Form S-1 filed July 21, 2008
(2)	Incorporated by reference to the Registration Statement on 8-K filed with the Securities and Exchange Commission on June 10, 2010
(3)	Incorporated by reference to Registration Statement on Form 10 filed May 31, 2023
(4)	Incorporated by reference to the Current Report on Form 8-K filed March 25, 2024
(5)	Incorporated by reference to the Current Report on Form 8-K filed July 2, 2024
(6)	Incorporated by reference to the Current Report on Form 8-K filed July 5, 2024
(7)	Incorporated by reference to the Current Report on Form 8-K filed August 21, 2024
(8)	Incorporated by reference to Appendix B to the Definitive Schedule 14C Information Statement of the Company filed on August 1, 2024
(9)	Incorporated by reference to the Current Report on Form 8-K filed October 17, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLOMAR HEALTH SERVICES, INC.

Date: November 12, 2024	By:	/s/ Terrence M. Tierney
	Name:	Terrence M. Tierney
	Title:	President and Chief Financial Officer